Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2010 First Quarter Update Bent Tree Green in Dallas, TX

Forward-Looking Statements This presentation contains forward-looking statements relating to the business and financial outlook of certain Behringer Harvard programs that are based on our current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “would,” “could,” “should,” and variations of these words and similar expressions. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. Risks that could cause actual results to vary materially from those expressed in forward-looking statements include, but are not limited to, market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for distributions and capital expenditures; a decrease in the level of participation under our distribution reinvestment plan; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; our ability to retain our executive officers and other key personnel of our advisor, our property manager, and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. These risks may impact a real estate program’s ability to make distributions as stated in the current prospectus. Real estate investment programs are not suitable for all investors. Refer to the prospectus for a more detailed discussion of risks and suitability standards in your state. Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Market Overview Capital Allocation and Distribution Change Financial Review Debt Maturity Schedule Asset Updates Questions Crossroads in San Diego, CA

Market Overview Economic statistics point to a recovery No new construction in this cycle Combination of positive growth and no new supply bode well for commercial real estate The Lodge & Spa at Cordillera in Edwards, CO

Capital Allocation Lack of credit for value enhancing activities means more equity needed Tougher underwriting on extending current debt requiring principal pay downs Must conserve capital Distribution change from 3% to 1% Cinemark example emblematic of need for more equity in value enhancing activities Northborough Tower in Houston, TX

Modified Funds from Operations* Q1 MFFO of $5.3 million, or $0.10 per share $0.10 per share decrease from Q4 2009, primarily due to $0.15 per share gain resulting from sale of historic state tax credits in Q4 offset $0.05 per share increase in NOI in Q1 Opportunity REIT I, Inc. Grandmarc at The Corner UVA in Charlottesville, VA *For a reconciliation of Modified Funds from Operations to Net Income, refer to Current Report on Form 8-K filed May 25, 2010

First Quarter Events Deconsolidation of Alexan Black Mountain and Tanglewood at Voss Result of adopting new accounting guidance amending accounting and disclosure of variable interest entities, or VIEs Only continuing interests are mezzanine loans, which are now recognized in the consolidated financial statements Evaluated both mezz loans for collectability–recognized $11.1 million reserve for loan losses related to Alexan Black Mountain, which includes $7.1 million as current provision to loan losses in consolidated statement of operations Recorded $0.4 million of interest income in first quarter related to Tanglewood at Voss mezz loan Non-cash impairment charge related to Ferncroft Corporate Center of $4.2 million Recorded $5.9 million of interest income related to Royal Island bridge loan and Tanglewood at Voss mezz loan Sold 11 condominium units at Chase Park Plaza for total proceeds of $23.4 million As of March 31, 2010, construction loan balance was $9 million compared to year-end balance of $23.3 million

Portfolio Level Cash As of March 31, 2010, Opportunity REIT I had an unrestricted cash balance of $9.9 million Property Level Cash In addition, $9.5 million of restricted cash held at the property level for interest payments under certain loan agreements, taxes, leasing, capital improvements, and repair and maintenance costs at a number of our operating properties Liquidity Opportunity REIT I, Inc. Regency Center in Houston, TX

Extend and restructure 12/31/10 €16.7 M Tesco Portfolio3, Lynka3 Property Current Loan Amount1 Current Maturity Date Current Financing Plan Tanglewood at Voss2 $39.6 M 6/22/10 Negotiating a multi-year extension with lender Chase Park Plaza Hotel $77.5 M 11/15/10 Extend and de-lever (de-lever by $15 million in Summer 2010 upon sale of historic tax credits) The Private Residences at Chase Park $9.0 M 11/15/10 Pay off with additional condominium sales Santa Clara Tech Center $52.5 M 6/9/10 Restructure loan with new joint venture partner 1As of March 31, 2010 2Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor 3These assets are included in the Central Europe Portfolio. Behringer Harvard Opportunity REIT I, Inc. is neither the obligor nor the guarantor Schedule of Debt Maturities in 2010 Debt Maturities Opportunity REIT I, Inc.

12600 Whitewater


Ferncroft Corp. Center


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


GrandMarc at The Corner


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Alexan Black Mountain & Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

11

© 2010 Behringer Harvard

Ferncroft Corporate Center Acquisition Strategy Purchased Price: $27M (226,338 s.f.; $119/s.f.); Acquired July 13, 2006 at 82% occupancy Lease up vacant space on the 1st and 6th floors Renew key tenants Idearc and SAS Current Status Lender approved renewals for Super Media/Idearc and SAS Lender did not approve loan restructuring Transfer ownership to LNR via deed-in-lieu; Projected to be finalized prior to end of 2Q10 Middleton (Boston), Massachusetts

1200 Whitewater Acquisition Strategy Purchase Price: $10.4M (70,705s.f.; $147/s.f.); Acquired March 2006; 82% leased Limited capital expenditures required Renew existing tenants at market rental rates Secure competitive debt Enjoy current cash yields during early stages of Opportunity REIT I fundraising Current Status Current occupancy is 100% Goals Renew Associated Financial Services (completed) & KMG America (drafting leases) which comprise 76% of the building and expire in 2010 Minnetonka (Minneapolis), Minnesota

Las Colinas Commons Acquisition Strategy Purchase Price: $15.9M (239,379 s.f.; $67/s.f.); Acquired December 20, 2006 at 67% leased Increase value by lease up of vacant space at increasing market rents Complete $1.3 M in building renovations to increase value and rental rates Current Status Current leased occupancy as of March 31, 2010 was 86% Expansion with LRT for 10,482 s.f., increasing occupancy to 86%. In addition, term for existing 21,695 s.f. was extended more than two years Proposal to MetLife (subtenant of First Horizon) for 143,000 s.f. for 7-year term extension beyond the First Horizon expiration of November 2013. If completed, occupancy will increase to 96% Goals Lease up building to 90+% occupancy by year-end 2010 Achieve average rental rates of $14.50/s.f. for 2010 leasing Irving (Dallas/Fort Worth), Texas

Northpoint Central Acquisition Strategy Purchase Price: $21.0M (180,006 s.f., $117/s.f.); Acquired September 2007; 82% leased Houston Greenspoint submarket (5 miles west of George Bush Intercontinental Airport) Purchased as part of three-building Houston portfolio from a liquidating CMD Realty fund Current Status Increased to 91% leased Elevator modernization began in January 2010 with completion expected by September 2010 New lease with UTC Overseas, an international freight forwarding company, for 9,206 s.f. Goals Complete elevator modernization in September 2010 Renew Signa Engineering 12,139 s.f. lease in 4Q 2010 Houston, Texas

12600 Whitewater


Ferncroft Corp. Center


Chase Park Plaza


Bent Tree Green


Las Colinas Commons


Santa Clara Tech Center


5000 South Bowen


Frisco Square


2603 Augusta


Regency Center


Northpoint Central


Northborough Tower


Crossroads


Rio Salado Business Center


GrandMarc at Westberry Place


GrandMarc at The Corner


Central European Portfolio


Royal Island


The Lodge & Spa at Cordillera


Becket House


Alexan Black Mountain & Tanglewood at Voss

The properties depicted are all a part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BehringerHarvard
OPPORTUNITY REIT I, INC.

16

© 2010 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com